CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 1995 included in Light Savers U.S.A. Inc.'s Form 10-KSB for the year ended December 31, 1995 and to all references to our Firm included in this registration statement on Form S-8.


                                        /s/ Arthur Anderson LLP
                                        ----------------------------------------
                                        Arthur Anderson LLP


New York, New York
March 3, 1997